Vanguard International Explorer™ Fund
Supplement Dated August 24, 2020, to the Prospectus and Summary Prospectus Dated February 27, 2020
Restructuring of the Investment Advisory Team
The Board of Trustees of Vanguard Whitehall Funds, on behalf of Vanguard International Explorer Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, adding Baillie Gifford Overseas Limited (Baillie Gifford) as a new investment advisor to the Fund.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s Board of Trustees may, without prior approval from shareholders, hire a new advisor.
Effective immediately, Baillie Gifford manages a portion of the Fund’s assets along with the Fund’s existing advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund. The Fund’s Board of Trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the addition of Baillie Gifford to the Fund, effective immediately, Brian Lum and Stephen Vaughan are added as co-portfolio managers of the Baillie Gifford portion of the Fund.
Also effective immediately, the following other changes to the Fund’s investment advisors are made:
•	Mary L. Pryshlak, who leads Wellington Management Company LLP’s (Wellington Management) International Small Cap Research Equity team, is added as a portfolio manager of the Wellington Management portion of the Fund. She replaces Simon Thomas, who led the International Small Cap Equity team managing Wellington Management’s portion of the Fund since 2010. Mr. Thomas is removed as a portfolio manager of the Fund, and all references to Mr. Thomas and corresponding disclosure related to Mr. Thomas in the Fund’s Prospectus and Summary Prospectus are hereby deleted.
•	Luke Biermann is added as a co-portfolio manager for Schroder Investment Management North America Inc.’s (Schroders) portion of the Fund, joining existing Schroders portfolio manager Matthew Dobbs who will be retiring from that role at the end of March 2021.

The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following table under the “Fees and Expenses” heading in the Fund Summary section is restated as follows:

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.41%
1 The expense information shown in the table reflects estimated amounts for the current fiscal year.
In the same section, the following table under “Example” is restated as follows:
1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The following text is added under the “Investment Advisors” heading in the Fund Summary section:
Baillie Gifford Overseas Limited (Baillie Gifford)
In the same section, the following replaces in its entirety the text under “Portfolio Managers”:
Matthew Dobbs, Head of Global Small Companies for Schroders and Chair of its International Smallcap Investment Committee. He has managed a portion of the Fund since 2000 (co-managed since 2020).
Luke Biermann, CFA, Portfolio Manager at Schroders. He has co-managed a portion of the Fund since 2020.
Mary Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has managed a portion of the Fund since 2020.

Magnus S. Larsson, Director and Portfolio Manager at TimesSquare Capital. He has managed a portion of the Fund since 2017.
Brian Lum, CFA, Chairman of International Smaller Companies Portfolio Construction Group for Baillie Gifford. He has co-managed a portion of the Fund since 2020.
Stephen Vaughan, CFA, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2020.

Prospectus Text Changes
In the More on the Fund section, the following is added to the list of advisors under the “Security Selection” heading on page 8:
Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth.
In the same section, the following replaces in its entirety similar text on page 9 for Wellington Management:
Wellington Management allocates assets to a team of Wellington Management investment professionals who are primarily Global Industry Analysts (GIAs). The relative size of each analyst’s sub-portfolio of assets is roughly proportionate to the relative weight of the analyst’s coverage universe in the MSCI EAFE Small Cap Index.
Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. Wellington Management believes that the experience of covering the same companies over a period of many years provides the GIAs with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines, which diversifies investment style risk, as individual analysts have developed valuation methodologies that have proved most relevant to their particular industries. The country weights are determined by the stock selection process.
The following is added as an additional bullet to the list of investment advisors under the “Investment Advisors” heading beginning on page 14:
•	Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2020. As of June 30, 2020, Baillie Gifford & Co. had assets under management that totaled approximately $323 billion.
In the same section, the following replaces in its entirety similar text on page 16:
The managers primarily responsible for the day-to-day management of the Fund are:
Matthew Dobbs, Head of Global Small Companies for Schroders and Chair of its International Smallcap Investment Committee. He has been with Schroders since 1981 and has managed a portion of the Fund since 2000 (co-managed since 2020). Education: B.A., Worcester College, University of Oxford.
Luke Biermann, CFA, Portfolio Manager at Schroders. He has worked in investment management since 2006, has managed investment portfolios for Schroders since 2011, and has co-managed a portion of the Fund since 2020. Education: B.Sc., Bath University.
Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has worked in investment management since 1994, has been with Wellington Management since 2004, has managed investment portfolios for Wellington Management since 2007, and has managed a portion of the Fund since 2020. Education: B.A., Rutgers College.
Magnus S. Larsson, Director and Portfolio Manager at TimesSquare Capital. He has worked in investment management since 1995, has managed investment portfolios since 2000, has been with TimesSquare Capital since 2012, and has managed a portion of the Fund since 2017. Education: B.S., B.A., University of Orebro, Sweden.

Brian Lum, CFA, Chairman of International Smaller Companies Portfolio Construction Group for Baillie Gifford. He has worked in investment management since 2006, has managed investment portfolios since 2009, has been with Baillie Gifford since 2006, and has co-managed a portion of the Fund since 2020. Education: M.Sci. and B.A., University of Cambridge.
Stephen Vaughan, CFA, Portfolio Manager at Baillie Gifford. He has worked in investment management since 2012, has managed investment portfolios since 2015, has been with Baillie Gifford since 2012, and has co-managed a portion of the Fund since 2020. Education: B.A., University of Oxford; M.A., University of Exeter.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares in the Fund.

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© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 126A 082020
CFA® is a registered trademark owned by CFA Institute.

Vanguard Whitehall Funds
Supplement Dated August 24, 2020, to the Statement of Additional Information Dated February 27, 2020
Important Changes to Vanguard International Explorer™ Fund
Restructuring of the Investment Advisory Team
The Board of Trustees of Vanguard Whitehall Funds, on behalf of Vanguard International Explorer Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, adding Baillie Gifford Overseas Limited (Baillie Gifford) as a new investment advisor to the Fund.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s Board of Trustees may, without prior approval from shareholders, hire a new advisor.
Effective immediately, Baillie Gifford manages a portion of the Fund’s assets along with the Fund’s existing advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund. The Fund’s Board of Trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the addition of Baillie Gifford to the Fund, effective immediately, Brian Lum and Stephen Vaughan are added as co-portfolio managers of the Baillie Gifford portion of the Fund.
Also effective immediately, the following other changes to the Fund’s investment advisors are made:
■	Mary L. Pryshlak, who leads Wellington Management Company LLP’s (Wellington Management) International Small Cap Research Equity team, is added as a portfolio manager of the Wellington Management portion of the Fund. She replaces Simon Thomas, who led the International Small Cap Equity team managing Wellington Management’s portion of the Fund since 2010. Mr. Thomas is removed as a portfolio manager. All references to Mr. Thomas and corresponding disclosure related to Mr. Thomas in the Fund’s Statement of Additional Information are hereby deleted.
■	Luke Biermann is added as a co-portfolio manager for Schroder Investment Management North America Inc.’s (Schroders) portion of the Fund, joining existing Schroders portfolio manager Matthew Dobbs who will be retiring from that role at the end of March 2021.
The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces the introductory sentence on page B-42:
“The Trust currently uses ten investment advisors:”
The following is added to the list of investment advisors under that sentence:
■	Baillie Gifford Overseas Limited (Baillie Gifford) provides investment advisory services for a portion of Vanguard International Explorer Fund.

Within the same section, the following changes apply to sub-section A. Schroder Investment Management North America Inc. under II. Vanguard International Explorer Fund:

The text and table under the sub-heading 1. Other Accounts Managed on page B-48 is replaced as follows:
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2019 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Matthew Dobbs	Registered investment companies[1]	2	$5.4B	1	$3.2B
	Other pooled investment vehicles	9	$4.9B	3	$1.3B
	Other accounts	3	$566M	2	$427.7M
Luke Biermann	Registered investment companies[2]	0	$0	0	$0
	Other pooled investment vehicles[3]	2	$423.8M	0	$0
	Other accounts[3]	0	$0	0	$0
1 Includes Vanguard International Explorer Fund which held assets of $3.2 billion as of October 31, 2019.
2 Data as of June 30, 2020. Does not include Vanguard International Explorer Fund which Mr. Biermann co-manages as of August 24, 2020. Vanguard International Explorer Fund held assets of $2.4 billion as of June 30, 2020.
3 Data as of June 30, 2020.
In the same sub-section, the first paragraph of 3. Description of Compensation on page B-49 is replaced in its entirety as follows:
Schroders’ fund managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, welfare, and other benefits available to all of our employees. Certain fund managers also participate in a long-term incentive program. Mr. Dobbs and Mr. Biermann receive compensation based on the factors discussed in this section.
In the same sub-section, the following is added under 4. Ownership of Securities on page B-49:
As of June 30, 2020, Mr. Biermann did not own any shares of Vanguard International Explorer Fund.
Also within the Investment Advisory and Other Services section, the following change applies to sub-section C. Wellington Management Company LLP (Wellington Management) under II. Vanguard International Explorer Fund:
The text and table under the sub-heading 1. Other Accounts Managed on page B-51 is replaced in its entirety as follows:
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of June 30, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Mary Pryshlak	Registered investment companies	11	$6.9B	1	$142.4M
	Other pooled investment vehicles	52	$17.5B	9	$4.5B
	Other accounts	91	$31.7B	13	$5.5B
The data in the table does not include Vanguard International Explorer Fund, which Ms. Pryshlak manages as of August 24, 2020. As of June 30, 2020, Vanguard International Explorer Fund held assets of $2.4 billion.

The second paragraph under the sub-heading 2. Material Conflicts of Interest beginning on page B-51 is replaced in its entirety as follows:
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio, or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are, or have the potential to be, higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Messr. Manning and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
The text under the sub-heading 3. Description of Compensation on page B-52 is replaced in its entirety as follows:
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund, (“Portfolio Manager”) includes a base salary. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
The Portfolio Manager may also be eligible for bonus payments based on her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak is a Partner.
In the same sub-section, the following replaces in its entirety the sentence under 4. Ownership of Securities on page B-52:
As of June 30, 2020, Ms. Pryshlak did not own shares of Vanguard International Explorer Fund.
Within the Investment Advisory and Other Services section, the following is added as a new sub-section under II. Vanguard International Explorer Fund beginning on page B-52:
D. Baillie Gifford Overseas Limited (Baillie Gifford)
Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1.  Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of June 30, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Brian Lum	Registered investment companies	3	$37B	2	$33.4B
	Other pooled investment vehicles	5	$2.4B	1	$70M
	Other accounts	34	$17.4B	0	$0
Stephen Vaughan	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	1	$216M	0	$0
	Other accounts	1	$571M	0	$0
The data in the table does not include Vanguard International Explorer Fund, which Mr. Lum and Mr. Vaughan manage as of August 24, 2020. As of June 30, 2020, the Vanguard International Explorer Fund held assets of $2.4 billion.
2.  Material Conflicts of Interest
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.
One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
As employees of the firm, Mr. Lum and Mr. Vaughan receive compensation with three key elements: (1) base salary, (2) a company-wide all-staff bonus, and (3) a performance-related bonus referred to as the Investment Departments’ Incentive Bonus Scheme. The performance-related bonus is based 50% on individual performance and 50% on investment performance (determined on a pre-tax basis). Investment performance is calculated on a team basis and is measured over a five-year period against the relevant benchmark. In addition, Mr. Lum and Mr. Vaughan are required to defer 40% of their respective variable remunerations each year. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.
4. Ownership of Securities
As of June 30, 2020, Mr. Lum and Mr. Vaughan did not own any shares of Vanguard International Explorer Fund.

Within the Investment Advisory and Other Services section, the second paragraph under the sub-heading Duration and Termination of Investment Advisory Agreements on page B-60 is replaced in its entirety by the following:
Each initial investment advisory agreement with Victory Capital, TimesSquare Capital, Cooke & Bieler and Baillie Gifford are binding for a two-year period. At the end of that time, each agreement will become renewable for successive one-year periods, subject to the above conditions.
The following is added to Appendix B beginning on page B-110:
Baillie Gifford Proxy Voting Guidelines
Baillie Gifford has adopted the Governance and Sustainability Principles and Guidelines (the Guidelines) to vote proxies related to securities held by the funds.
The Guidelines are developed and administered by the Governance & Sustainability Team of the Baillie Gifford Group. This Governance & Sustainability Team sits alongside the investment teams and is responsible for the voting of proxies. The head of this Governance & Sustainability Team jointly reports to an investment partner of Baillie Gifford & Co., the parent of Baillie Gifford, and to the senior investment committee of the Investment Management Group of the Baillie Gifford Group.
The Guidelines cover Baillie Gifford's approach to governance and sustainability matters including the following areas:
—	Board Effectiveness and Composition
—	Capital Allocation
—	Governance Processes and Disclosure
—	Remuneration
—	Sustainability
Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.
Pragmatic & Flexible Approach
Baillie Gifford recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting and engagement on behalf of clients with it important to note that Baillie Gifford assesses every company individually. With respect to voting, Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the Governance & Sustainability Team follows the Guidelines, while also considering third party analysis, Baillie Gifford's and its affiliates own research and discussions with company management.
The Governance & Sustainability Team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavors to vote a fund's shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients' shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Governance & Sustainability Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.
For proxy votes that involve a potential conflict of interest that is not managed in line with the Conflicts of Interest policy, the Governance & Sustainability Team reports the conflict to the Investment Management Group (IMG) for discussion. The Governance & Sustainability Team reports into the IMG which is comprised of several senior Baillie Gifford partners. These individuals review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interest of clients.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 934A 082020